UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________________________________________________
FORM 8-K/A
(Amendment No. 1)
__________________________________________________________________________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 22, 2021
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CURO GROUP HOLDINGS CORP.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-38315	90-0934597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3527 North Ridge Road, Wichita, Kansas		67205
(Address of Principal Executive Offices)		(Zip Code)

(316) 772-3801
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
________________________________________________________________________
Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	CURO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2of the Securities Exchange Act of 1934(§240.12b-2of this chapter).

    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On March 22, 2021, CURO Group Holdings Corp. (the "Company") filed a Current Report on Form 8-K (the “Original Filing”) to furnish updated information for use in connection with upcoming investor meetings. This Current Report on Form 8-K/A ("Form 8-K/A") is being filed to correct a typographical error contained on page 29 of the presentation attached to the Original Filing as Exhibit 99.1 under Item 9.01(d) Financial Statements and Exhibits. No other modifications to the Original Filing are being made by this Form 8-K/A. This Form 8-K/A should be read in connection with the Original Filing.

ITEM 7.01 Regulation FD Disclosure

The Company has prepared updated information for use in connection with upcoming investor meetings, which includes certain outlook measures for i) our Consolidated operations for the quarter ending March 31, 2021, ii) our Canada segment for 2021, iii) the impact of the FLX Holding Corporation and Flexiti Financial Inc. (collectively “Flexlti”) acquisition on us and iv) the estimated proceeds to us following the closing of the Katapult Holdings, Inc. (“Katapult”) transaction with FinServ Acquisition Corp. (“FinServ”). A copy of the investor presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference. A copy of the investor presentation will be available at https://ir.curo.com/.

The information furnished pursuant to this Current Report on Form 8-K shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by the Company that the information herein is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

ITEM 9.01 Financial Statements and Exhibits

(d). Exhibits

Exhibit Number	Description
99.1	Investor presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 22nd day of March, 2021.

                        CURO Group Holdings Corp.
                        By: /s/ Roger Dean______
                        Roger Dean
                        Executive Vice President and Chief Financial Officer